Exhibit 10-148

TWENTY-THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS TWENTY-THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this

“Amendment”) is made and entered into this 22nd day of July, 2026, by and among MARQUIS AFFILIATED HOLDINGS LLC, a Delaware limited liability company (“Holdings”), MARQUIS INDUSTRIES, INC., a Georgia corporation, and successor by merger with A-O Industries, LLC, a Georgia limited liability company, Astro Carpet Mills, LLC, a Georgia limited liability company, Constellation Industries, LLC, a Georgia limited liability company, S F Commercial Properties, LLC, a Georgia limited liability company, and Lonesome Oak Trading Co., Inc., a Georgia corporation (“Marquis”), BETTER BACKERS FINISHING LLC, a Delaware limited liability company (“BB Finishing”; together with Holdings and Marquis, collectively, “Borrowers” and each, individually, a “Borrower”), and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Lender”).

Recitals:

Lender and Borrowers are parties to a certain Loan and Security Agreement dated as of July 6, 2015 (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Lender has made loans and other financial accommodations to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.    Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting the reference to “July 31, 2026” contained in the definition of “Revolver Termination Date” set forth in Section 1.1 of the Loan Agreement, and by substituting in lieu thereof a reference to “October 29, 2026.”

3.	Reserved.

4.    Ratification and Reaffirmation. Borrowers hereby ratify and reaffirm the Obligations, each of the Loan Documents, and all of Borrowers’ covenants, duties, indebtedness and liabilities under the Loan Documents.

5.    Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that each of the Loan Documents executed by such Borrower creates legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby knowingly and voluntarily waived by such Borrower); the security interests and liens granted by such Borrower in favor of Lender are duly perfected, first priority security interests and liens.

6.    Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of such Borrower and this Amendment has been duly executed and delivered

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by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

7.    Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

8.    Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

9.    Conditions Precedent. The effectiveness of the amendment contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

(a)	Lender shall have received a counterpart of this Amendment, duly executed by each Borrower;

(b)    Lender shall have received an executed secretary’s certificate for each Borrower, in substantially the forms attached hereto;

(c)    Lender shall have received the amendment fee referenced in Section 10 hereof in immediately available funds;

(d)    No Default or Event of Default shall exist either before or after giving effect to the terms of this Amendment; and

(e)    Lender shall have received such other certificates, agreements, instruments and documents as Lender may reasonably request in connection herewith.

10.    Amendment Fee; Expenses of Lender. In consideration of Lender’s willingness to enter into this Amendment as set forth herein, Borrowers jointly and severally agree to pay to Lender an amendment fee in the amount of $3,500 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay to Lender, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes, filing fees and other expenses associated with or incurred in connection with the execution, delivery or filing of any instrument or agreement referred to herein or contemplated hereby.

11.    Release of Claims. To induce Lender to enter into this Amendment, each Borrower hereby RELEASES, ACQUITS AND FOREVER DISCHARGES Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Lender.

12.    Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

13.    No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15.    Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendment set forth herein or any of the transactions contemplated hereby.

16.    Miscellaneous. This Amendment expresses the entire understanding of the parties with respect to the subject matter hereof and may not be amended except in a writing signed by the parties.

17.    Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each party hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

18.    Execution. This Amendment may be in the form of an Electronic Record and may be executed using electronic signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by Lender of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

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ATTEST:         JN'GLLC

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S,�lm]�

Ti� Youngs;etary\)

[COMPANY SEAL]

ATTEST:

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Tony Isaac, Secretary

[COMPANY SEAL]

ATTEST:

[CORPORATE SEAL]

:.\ Godfrey, Jr., President and Chief Executive Officer

MARQUIS AFFILIATED HOLDINGS LLC

By:

Jon Isaac, President and Chief Executive Officer

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Twenty-Third Amendment to Loan and Security Agreement (Marquis)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

ATTEST:         BETTER BACKERS FINISHING LLC

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Tim Young, Secretary

By:           Weston A. Godfrey, Jr., President and Chief Executive Officer

[COMPANY SEAL]

ATTEST:

 �

[COMPANY SEAL]

MARQUIS AFFI IATED HOLDINGS LLC

ATTEST:         MARQUIS INDUSTRIES, INC.

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Tim Young, Secretary

By:                    Weston A. Godfrey, Jr., Co-Chief Executive Officer

[CORPORATE SEAL]

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Twenty-Third Amendment to Loan and Security Agreement (Marquis)

LENDER:

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BANK OF AMERICA, N.A.

By�Nvl

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Rashmi Bhatt, Vke�ident

Twenty-Third Amendment to Loan and Security Agret:mi:nt (Marquis)

SECRETARY’S CERTIFICATE OF

SOLE MEMBER RESOLUTIONS

I, Tony Isaac, DO HEREBY CERTIFY, that I am the Secretary of MARQUIS AFFILIATED HOLDINGS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Company”), and am keeper of the records and seal thereof; that the following is a true, correct and complete copy of the resolutions duly adopted by the sole member of said Company effective as of July 22, 2026; and that said resolutions are still in full force and effect:

RESOLVED, that the Chairman of the Board, Chief Executive Officer, President, any Vice President, Secretary or Assistant Secretary or any other officer or board member of this Company (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Company) to take, from time to time, all or any part of the following actions on or in behalf of the Company: (i) to make, execute and deliver to Bank of America, N.A. (“Lender”) (1) a Twenty-Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of July 6, 2015 among the Company, certain affiliates of the Company and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Company in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Company, as conclusively evidenced by his or her execution thereof; and

(ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Company and Lender.

RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to in or executed pursuant to the Amendment by Jon Isaac, Tony Isaac, any other member, officer or director of the Company, or by an employee of the Company acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Company and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

I DO FURTHER CERTIFY that Jon Isaac is the President and Chief Executive Officer of the Company and Tony Isaac is the Secretary of the Company and each is duly elected, qualified and acting as such, respectively.

I DO FURTHER CERTIFY that the Company's Certificate of Formation certified to Lender on September 18, 2023 and the Operating Agreement certified to Lender on July 6, 2015 have not been amended, supplemented or otherwise modified in any manner since such date and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Company on the date first written above.

Tony Isaac, Secretary         • [COMPANY SEAL]

I, Jon Isaac, President and Chief Executive Officer of said Company, do hereby certify that the foregoing is a correct copy of the resolutions passed by the sole member of the Company and that Tony Isaac is Secretary of the Company and is duly authorized to attest to t e passage of said resolutions.

Secretary's Certificate of Sole Member Resolutions - Marquis Affiliated Holdings, LLC (Marquis)

SECRETARY’S CERTIFICATE OF

BOARD OF DIRECTORS RESOLUTIONS

I, Tim Young, DO HEREBY CERTIFY, that I am the Secretary of MARQUIS INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Georgia (the “Corporation”), and am keeper of the records and seal thereof; that the following is a true, correct and complete copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of July 22, 2026; and that said resolutions are still in full force and effect:

RESOLVED, that the Chairman of the Board, Chief Executive Officer, Co-Chief Executive Officer, President, any Vice President, Secretary or Assistant Secretary or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to Bank of America, N.A. (“Lender”) (1) a Twenty-Third Amendment Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of July 6, 2015 among the Company, certain affiliates of the Company and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to in or executed pursuant to the Amendment by Weston

A. Godfrey, Jr., Tim Young, Edward Hine, Jr., any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved, including any signed by Weston A. Godfrey, Jr. as the Chief Executive Officer.

I DO FURTHER CERTIFY that Weston A. Godfrey, Jr. is the Co-Chief Executive Officer of the Corporation, Tim Young is the Chief Financial Officer, Treasurer and Secretary of the Corporation and Edward Hine, Jr. is the Assistant Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

I DO FURTHER CERTIFY that the Company's Articles of Incorporation certified to Lender on September 18, 2023 and Bylaws certified to Lender on July 6, 2015 have not been amended, supplemented or otherwise modified in any manner since such date and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation on the date first written above.

[CORPORATE SEAL]

I, Weston A. Godfrey, Jr., Co-Chief Executive Officer of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that Tim Young is Secretary of the Corporation and is duly authorized to attest to t�assage of said resolutions.

Secretary's Certificate of Board of Directors Resolutions - Marquis Industries, Inc. (Marquis)

SECRETARY’S CERTIFICATE OF

SOLE MEMBER RESOLUTIONS

I, Tim Young, DO HEREBY CERTIFY, that I am the Secretary of BETTER BACKERS FINISHING LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Company”), and am keeper of the records and seal thereof; that the following is a true, correct and complete copy of the resolutions duly adopted by the sole member of said Company effective as of July 22, 2026; and that said resolutions are still in full force and effect:

RESOLVED, that the Chairman of the Board, Chief Executive Officer, President, any Vice President, Secretary or Assistant Secretary or any other officer or board member of this Company (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Company) to take, from time to time, all or any part of the following actions on or in behalf of the Company: (i) to make, execute and deliver to Bank of America, N.A. (“Lender”) (1) a Twenty-Third Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of July 6, 2015 among the Company, certain affiliates of the Company and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Company in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Company, as conclusively evidenced by his or her execution thereof; and

(ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Company and Lender.

RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to in or executed pursuant to the Amendment by Weston

A. Godfrey, Jr., Tim Young, any other member, officer or director of the Company, or by an employee of the Company acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Company and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

I DO FURTHER CERTIFY that Weston A. Godfrey, Jr. is the President and Chief Executive Officer of the Company and Tim Young is the Secretary of the Company and each is duly elected, qualified and acting as such, respectively.

I DO FURTHER CERTIFY that the Company's Certificate of Formation certified to Lender on September 18, 2023 and the Operating Agreement certified to Lender on August 19, 2022 have not been amended, supplemented or otherwise modified in any manner since such date and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Company on the date first written above.

[COMPANY SEAL]

W/J/

I, Weston A. Godfrey, Jr., President and Chief Executive Officer of said Company, do hereby certify that the foregoing is a correct copy of the resolutions passed by the sole member of the Company and that Tim Young is Secretary of the Company and is duly authorized to attest to the passage of said cesolutiom.

Weston A�odfrey, Jr., Pcesident and Chief Executive Officer

Secretary's Certificate of Board of Directors Resolutions - Better Backers Finishing LLC (Marquis)